UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2010

Garmin Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	0-31983 (Commission File Number)	98-0229227 (I.R.S. Employer Identification No.)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
 (Address of principal executive office)(Zip Code)

(345) 640-9050
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 20, 2010, the shareholders of Garmin Ltd., a Cayman Islands company (the "Company"), approved an amendment to the Amended and Restated Garmin Ltd. Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of common shares reserved for sale and authorized for issuance under the Purchase Plan from 2,000,000 to 4,000,000.

The foregoing description of the amendment to the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Plan, as amended, which is attached as Annex H to the Company’s Definitive Proxy Statement filed with the SEC on April 9, 2010 (the “Proxy Statement”), and to the description of the amendment to the Purchase Plan contained in Proposal 3 of the Proxy Statement, both of which are incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 20, 2010, at a court-ordered special meeting of shareholders, the shareholders of the Company voted to approve a proposal for a redomestication to change the place of incorporation of the ultimate parent holding company of the Garmin group from the Cayman Islands to Switzerland.  Pursuant to Cayman Islands law, the affirmative vote of a majority in number of the registered holders of the Company's common shares present and voting at the meeting, whether in person or by proxy, representing 75% or more in value of the common shares present and voting at the meeting, whether in person or by proxy, was required to approve the redomestication proposal.  At the meeting, (i) 179 registered holders representing 150,431,868 common shares voted in favor of the redomestication proposal, (ii) 13 registered holders representing 612,802 common shares voted against the redomestication proposal, (iii) 2 registered holders representing 98,015 common shares abstained from voting on the redomestication proposal, and (iv) the Company received 29,781,758  broker non-votes on the redomestication proposal.

Also on May 20, 2010, the Company held its annual general meeting of shareholders.  At the annual general meeting, the shareholders of the Company (i) elected Gene M. Betts and Thomas P. Poberezny to serve as Class I directors of the Company, for a term of three years expiring at the 2013 annual general meeting of shareholders; (ii) approved the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2010 fiscal year; and (iii) approved an amendment to the Purchase Plan (as described in Item 5.02 above).

The tabulation of votes with respect to the election of directors was as follows:

	For	Withheld	Broker Non-votes
Gene M. Betts	150,589,520	283,031	29,781,758
Thomas P. Poberezny	150,589,520	283,031	29,781,758

The tabulation of votes with respect to the ratification of Ernst & Young LLP and the amendment to the Purchase Plan were as follows:

	For	Against	Abstain	Broker Non-votes
Ratification of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm	180,261,966	274,484	117,859	0
Amendment to the Garmin Ltd. Employee Stock Purchase Plan	150,425,144	364,122	83,285	29,781,758

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	10.1	Amended and Restated Garmin Ltd. Employee Stock Purchase Plan, as amended, (incorporated by reference from Annex H to the Company’s Definitive Proxy Statement filed with the SEC on April 9, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Garmin Ltd.

By:	/s/ Andrew R. Etkind
Andrew R. Etkind Vice President, General Counsel and Secretary

Date: May 20, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Garmin Ltd. Employee Stock Purchase Plan, as amended, (incorporated by reference from Annex H to the Company’s Definitive Proxy Statement filed with the SEC on April 9, 2010).